SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                         April 23, 2002 (April 9, 2002)

                            Empire Energy Corporation
              ----------------------------------------------------
             (Exact Name of Registrant as specified in its charter)

           Utah                        1-10077                   87-0401761
 ---------------------------   ----------------------       -------------------
(State or other jurisdiction) (Commission file number)     (IRS Employer ID No.)

                      7500 College Boulevard, Suite 1215 -
                           Overland Park, Kansas                    66210
                     --------------------------------------       --------
                    (address of principal executive offices)     (zip code)


                                 (913) 469-5615
               --------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other events.

Mr. Elliot M. Kaplan has resigned from the Company's Board of Directors. Mr. Kaplan's resignation was effective April 9, 2002.


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned duly authorized officer.

Empire Energy Corporation
(Registrant)


Dated: April 23, 2002                       By:  /s/  Norman L. Peterson
                                               --------------------------------
                                                      Norman L. Peterson,
                                                      Chief Executive Officer